SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 12, 2002
                        (Date of earliest event reported)

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

       Delaware                                                 41-0417775
(State of incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

     3M Center                                                  55144-1000
St. Paul, Minnesota                                             (Zip Code)
                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110



ITEM 9. Regulation FD Disclosure.

       On August 12, 2002, each of the principal executive officer, W. James McNerney, Jr., and principal financial officer, Patrick D. Campbell, of 3M Company submitted sworn statements to the Securities and Exchange Commission pursuant to Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 7. Exhibits.

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          3M COMPANY

                                          By: /s/ Gregg M. Larson
                                              -------------------
                                                  Gregg M. Larson,
                                                  Secretary



Dated: August 12, 2002

                                  EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
-------                  -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings